UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a -101)

Information Required in a Proxy Statement

Schedule 14a  Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST EAGLE VARIABLE FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT
PROXY
INFORMATION

September 4, 2015

Dear Shareholder:

We are writing to inform you of a Special Meeting of Shareholders of First Eagle Variable Funds, a trust with one portfolio named "First Eagle Overseas Variable Fund", scheduled for 3:00 p.m. Eastern time on Tuesday, October 20, 2015, at the JW Marriott Essex House, 160 Central Park South, New York, NY 10019. The portfolio is referred to here as a "First Eagle Overseas Variable Fund" or "Fund," and First Eagle Variable Funds is referred to here as the "Trust".

The Meeting is required because of the prospective change of ownership of the parent company of FEIM and has been called in order to vote on two proposals. As a shareholder of the Fund, you have the opportunity to voice your opinion on these matters.

Proposal 1:

To seek shareholder approval of a "new" advisory agreement for the Fund that will continue the existing advisory arrangement with First Eagle Investment Management, LLC ("FEIM" or the "Adviser") subsequent to the prospective change of ownership (the "Transaction") of the parent company of FEIM, Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"). In the Transaction, an entity ("Buyer") owned by a consortium of funds advised or managed by Blackstone Management Partners L.L.C. (and its affiliates) and Corsair Capital, LLC (and its affiliates) and certain co-investors proposes to directly acquire a majority of the outstanding equity of ASB Holdings such that Buyer will indirectly acquire a majority interest in FEIM. The acquisition will occur via the merger of ASB Holdings with a newly-formed subsidiary of Buyer, with ASB Holdings being the surviving company in the merger and continuing as a majority-owned subsidiary of Buyer. The transaction includes the sale by funds affiliated with TA Associates, L.P. of their entire investment in FEIM.

Proposal 2:

To seek election of a member of the Board of Trustees of the Trust.

Please note:

•  Assuming the proposal to continue FEIM's advisory agreement is approved, after the Transaction FEIM will continue to serve as investment adviser to the Fund with no change in terms or service levels.

•  There will be no change in investment personnel in connection with the Transaction. FEIM intends that the same portfolio managers, Messrs. McLennan and Brooker, will continue to manage the Fund.

•  There will be no change in your share ownership in the Fund or the advisory fees charged to the Fund in connection with the Transaction.

•  There will be no change in investment objective and policies in connection with the Transaction.

•  The Fund will not bear the cost of this proxy solicitation. FEIM will bear the cost of this proxy solicitation.

THE TRUST'S BOARD OF TRUSTEES BELIEVES THAT APPROVING THE FUND'S ADVISORY ARRANGEMENT WITH FEIM IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD ALSO BELIEVES THAT ELECTION OF ITS NOMINEE TO SERVE AS TRUSTEE OF THE TRUST IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH OF THE PROPOSALS.

The Trust has enlisted the services of AST Fund Solutions, LLC (the "Solicitor"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote.

You will find more information about this matter in the following "Question and Answer" pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Solicitor toll-free at (800) 434-3719.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at https://proxyonline.com/docs/firsteagle2015VA.pdf.

We appreciate your time and continued commitment to First Eagle Variable Funds.

Sincerely,

JOHN P. ARNHOLD
President
First Eagle Variable Funds

Important Notice

September 4, 2015

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

Q&A

QUESTIONS AND ANSWERS

Q:  Why am I receiving this Proxy Statement?

A:  The purpose of this Proxy Statement is to seek the approval by First Eagle Variable Funds' shareholders 1) of the advisory arrangement with FEIM subsequent to the prospective change of ownership of FEIM's parent company and 2) to elect a member of the Trust's Board of Trustees. If the advisory agreement is approved, the new advisory agreement will take effect as of the closing of the Transaction.

Q:  Why am I being asked to vote on a new Advisory Agreement?

A:  A shareholder vote on Proposal 1 is required because of the prospective change of ownership of ASB Holdings. That transaction will be considered to result in an "assignment" of the advisory agreement. An "assignment" is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the advisory agreement and require that we seek approval from First Eagle Variable Funds' shareholders to continue it as a "new" agreement (referred to herein as "New Advisory Agreement"). The Board of Trustees of First Eagle Variable Funds is seeking your approval of the new agreement to continue the advisory arrangement with FEIM.

Substantially all the terms and conditions of the current advisory arrangement with FEIM, including FEIM's total fees for its advisory services, will remain the same under the new advisory agreement.

Q:  How will Proposal 1 affect me as a Fund Shareholder?

A:  The Transaction does not change the terms of your annuity or other insurance contract through which you participate in the Fund's shares or the total advisory fees charged to First Eagle Variable Funds. FEIM will continue to serve as First Eagle Variable Funds' investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies.

Q:  How does the proposed new Advisory Agreement differ from the current arrangement?

A:  The terms and conditions of the new advisory agreement are substantially similar to those under the current arrangement. There is no change in the advisory fees paid to the Adviser.

Q:  Will the Adviser and Portfolio Managers remain the same?

A:  Yes. The Adviser will continue to serve as First Eagle Variable Funds' investment adviser. The same portfolio managers will continue to manage the Fund. Looking ahead, you can expect the same level of management expertise and high quality service to which you've grown accustomed as a shareholder of First Eagle Variable Funds.

Q:  Why am I being asked to elect a member of the Trust's Board of Trustees?

A:  One of your Trustees, Lisa Anderson, was appointed to serve as a Trustee by action of the Board of Trustees (in December 2005). However, she has not yet been considered for service on the Board of Trustees by the shareholders. Accordingly, the Board of Trustees nominates Ms. Anderson for your consideration to continue to serve as a member of your Board of Trustees.

Q:  How can I vote?

A:  To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•  By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•  In Person. Shareholders can also vote in person at the meeting.

Q:  How does the Board recommend that I vote?

A:  After careful consideration, the Board recommends that you vote 1) "FOR" the approval of the new advisory agreement with FEIM and 2) "FOR" Lisa Anderson to continue to serve as a Trustee of the Trust.

Q:  Will my vote make a difference?

A:  Yes. Your vote is needed to ensure that the proposals are approved so that the advisory agreement is continued. Your vote is also important to the election of the Board's nominee to continue to serve on the Trust's Board of

Trustees. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of First Eagle Variable Funds.

Q:  How do I contact you?

A:  If you have any questions, call AST Fund Solutions, LLC toll-free at (800) 434-3719.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

FIRST EAGLE VARIABLE FUNDS

1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

Notice of Special Meeting of Shareholders of First Eagle Variable Funds
to be Held on October 20, 2015

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of First Eagle Variable Funds (the "Trust") for use at the Special Meeting of Shareholders of First Eagle Variable Funds to be held on October 20, 2015 at 3:00 p.m. Eastern time at the JW Marriott Essex House, 160 Central Park South, New York, NY 10019, including any adjournment thereof (the "Meeting"), for the purposes set forth in this Proxy Statement. This Proxy Statement is expected to be mailed on or about September 4, 2015 to shareholders of record of First Eagle Variable Funds (the "Shareholders") on August 18, 2015 (the "Record Date").

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of the two proposals as described below.

Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Trust at any time prior to the Meeting or (ii) to the Secretary of the Meeting at the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

The cost of this solicitation will not be borne by First Eagle Variable Funds. The Adviser (as defined below) will bear the cost of this solicitation. The solicitation will be largely by mail, but may include telephonic or oral communications by AST Fund Solutions, LLC (the "Solicitor"), a professional proxy solicitation firm retained by First Eagle Variable Funds to assist Shareholders with understanding and completing the proxy process. (Fees payable to the Solicitor are estimated to be approximately $25,000, which again will be at no cost to First Eagle Variable Funds or its Shareholders.) As the Meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote. Regular employees of the Adviser or of DST Systems Inc., First Eagle Variable Funds' transfer agent, may also contact you (also at no cost to First Eagle Variable Funds).

General Information about First Eagle Variable Funds

First Eagle Variable Funds (herein referred to as the "Trust") has one portfolio named First Eagle Overseas Variable Fund (herein referred to as "First Eagle Overseas Variable Fund" or "Fund").

The Trust is a Delaware statutory trust and is a successor business to a Maryland corporation that was reorganized into the Trust. The Fund is a designated portfolio of assets with its own investment objective.

The Trust's investment adviser is First Eagle Investment Management, LLC ("FEIM" or the "Adviser"), a registered investment adviser. The Trust's principal underwriter is FEF Distributors, LLC ("FEF Distributors" or the "Distributor"), a registered broker-dealer located in New York. FEIM is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of Delaware.

The Trust's custodian is State Street Bank & Trust Company, Kansas City, MO; and its transfer agent is DST Systems, Inc., Kansas City, MO. PricewaterhouseCoopers LLP ("PwC"), New York, NY serves as the Trust's independent registered public accountant; for more information regarding PwC, see Appendix A.

The portfolio management team for First Eagle Overseas Variable Fund is comprised of Matthew McLennan and Kimball Brooker.

More details regarding the Fund are available in the Prospectus and Statement of Additional Information and in the most recent Annual and Semi-Annual report. A copy of the Trust's Annual Report for the fiscal year ended December 31, 2014 was mailed to Shareholders on or about February 28, 2015, and a copy of the Trust's Semi-Annual Report for the semi-annual period ended June 30, 2015, was mailed to Shareholders on or about August 28, 2015. A copy of these Annual and Semi-Annual Reports are available at no charge upon written request to First Eagle Variable Funds, at 1345 Avenue of the Americas, New York, New York, 10105, or by calling toll-free at 1-800-334-2143. At the close of business on the Record Date, the net assets of the Trust were $510,441,664.

A shareholder suit has been filed against FEIM alleging that the investment advisory fees charged breached its fiduciary duty with respect to the First Eagle Global Fund and the First Eagle Overseas Fund. FEIM believes the case to be absolutely without merit, that the allegations are factually incorrect, and is contesting the suit strongly. In 2014, FEIM was included in an SEC industry-wide sweep examination regarding payments by mutual funds to subtransfer agents and other intermediaries. The results of FEIM's examination were referred to the Enforcement Division of the SEC. Subject to approval by the Commission, FEIM has reached an agreement with the Enforcement Division staff to resolve the investigation. FEIM does not expect the agreement to have any impact on FEIM's ability to provide advisory services to the Fund or have a material adverse effect on FEIM's business, financial condition or operations.

Proposal 1:

Interest of Certain Persons in the Approval of the New Advisory Agreement

As the Adviser and the Fund are the parties to the New Advisory Agreement, persons associated with the Adviser and the Fund – including each of the trustees of the Board and the executive officers of the Trust – may be viewed as having an interest in the outcome of this Meeting. Two of the Board's trustees, Mr. John Arnhold and Mr. Jean-Marie Eveillard, are employed by the Adviser, and are thus not considered to be "independent" under applicable law. Each of Mr. Arnhold and Mr. Eveillard also has an ownership interest in ASB Holdings and Mr. Eveillard has an ownership interest in the Adviser. All of the officers of the Trust are employees of the Adviser.

Additionally, certain of the officers of the Trust have ownership interests in ASB Holdings and the Adviser. With the exception of those officers and the trustees mentioned above, no other person, or any associate thereof, who has been a trustee or executive officer of the Trust at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. (Such interest does not include any interest arising from the ownership of securities of the Trust where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class.)

Summary of the Business of the Meeting

During the Meeting, Shareholders will vote on whether to approve Proposal 1 and Proposal 2. The Trustees may elect to withdraw any of the proposals from consideration, but anticipate doing so only in the event that the Transaction is called off or otherwise does not close.

Who Votes?

All Shareholders are being asked to vote each of the two proposals. Although it is not anticipated that other business will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meeting.

Quorum Requirement and Adjournment

Proposal 1:

A quorum of the Fund's Shareholders is necessary to hold a valid meeting. A quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Fund on the Record Date are present in person or by proxy at the Meeting. Abstentions will count as shares present at the Meeting for purposes of establishing a quorum.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the New Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the New Advisory Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Advisory Agreement against such an adjournment. A Shareholder vote may be taken on the New Advisory Agreement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

It is, however, unlikely that a quorum will not be present. This is because all shares outstanding at the Record Date were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As described below under 'Vote Necessary to Approve Each Proposal,' the Separate Accounts will vote shares of the Fund as instructed on the proxy cards by their contract or policy holders and intend to vote any remaining shares for which no proxies are returned in the same proportions as the shares for which instructions are received.

Proposal 2:

A quorum of the Trust's Shareholders is necessary to hold a valid meeting. A quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Trust on the Record Date are present in person or by proxy at the Meeting. Abstentions will count as shares present at the Meeting for purposes of establishing a quorum.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to elect the Board's nominee as Trustee are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Funds represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the election of the nominee in favor of such an adjournment and will vote those proxies required to be voted AGAINST the election of the nominee against such an adjournment. A Shareholder vote may be taken on the nomination prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

It is, however, unlikely that a quorum will not be present. This is because all shares outstanding at the Record Date were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As described below under 'Vote Necessary to Approve Each Proposal,' the Separate Accounts will vote shares of the Fund as instructed on the proxy cards by their contract or policy holders and intend to vote any remaining shares for which no proxies are returned in the same proportions as the shares for which instructions are received.

Vote Necessary to Approve Proposal 1 and Proposal 2

Approval of Proposal 1 requires the affirmative vote of the lesser of (a) 67% or more of the voting securities entitled to vote that are present at the meeting for the particular proposal, if the holders of more than 50% of the outstanding shares are present or represented by proxy (the "two-thirds cast requirement"), or (b) the vote of more than 50% of the outstanding voting securities entitled to vote (the "majority outstanding requirement"). The election of a Trustee (Proposal 2) requires the affirmative vote of a plurality of the shares entitled voted. Each share of First Eagle Variable Funds is entitled to one vote for each dollar of net asset value of such share owned by a Shareholder. Shares for fractional dollar amounts vote proportionally.

Abstentions are counted as present, but are not considered votes cast at the Meeting. As a result, the abstentions for each particular proposal will have the same effect as a vote against Proposal 1. Abstentions will have no effect on the outcome of the election of the nominee as Trustee under Proposal 2, where the required vote is a simple plurality.

A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Trust expressly revoking his or her proxy, (ii) by signing and forwarding to the Trust a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. The Separate Accounts will vote shares of the Fund as instructed on the proxy cards by their contract or policy holders. If no instructions are specified on a proxy card returned by a contract or policy holder for one or both proposals, the Separate Accounts will vote the shares of the Fund represented thereby FOR the proposal(s) for which instructions were not provided. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received. In situations when relatively few contract or policy holders return proxies, this means that those who do will be able to decide on the issues under consideration even though they may not represent the vote required absent this arrangement. In other words, as a result of proportional voting by the insurance company, it is possible that a small number of contract or policy holders can determine the outcome of the matters submitted to shareholders.

Record Date and Outstanding Shares

At the close of business on the Record Date there were 18,611,601.401 shares of First Eagle Variable Funds outstanding and entitled to vote, representing 18,611,601.401 votes.

Security Ownership of Certain Beneficial Owners and Management

Appendix B contains information regarding ownership of the outstanding securities of First Eagle Variable Funds by certain beneficial owners and management of the Trust. There are no arrangements known to the Trust, including any pledge by any person of securities of First Eagle Variable Funds or any of its parents, the operation of which may at a subsequent date result in a change in control of the First Eagle Variable Funds.

PROPOSALS TO APPROVE THE ADVISORY AGREEMENT WITH FIRST EAGLE INVESTMENT MANAGEMENT, LLC ("FEIM" OR THE "ADVISER") AND TO ELECT A MEMBER OF THE BOARD OF TRUSTEES OF THE TRUST.

Proposal 1:

At the Meeting, you will be asked to approve a "new" advisory agreement that operates to continue the advisory services to First Eagle Overseas Variable Fund. A general description of the New Advisory Agreement and a comparison of the Agreement with the existing arrangement are included below. The form of the New Advisory Agreement is attached hereto as Appendix C. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Adviser can be found in Appendix D.

A shareholder vote is required because of the prospective change of ownership of ASB Holdings. That transaction will be considered to result in an "assignment" of the advisory agreement. An "assignment" is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the advisory agreement and require that we seek approval from First Eagle Variable Funds' shareholders to continue as a "new" agreement.

If the shareholders of the Fund do not approve the New Advisory Agreement and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to the Fund. Such action will initially include obtaining for the Fund interim investment advisory services from the Adviser (at no more than the current fee rate for up to 150 days following the Transaction). In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Fund pursuant to the terms of the existing advisory agreement.

The Transaction does not change the terms of your annuity or other insurance contract through which you participate in the Fund's shares or the total advisory fees charged to First Eagle Variable Funds. FEIM will continue to serve as First Eagle Overseas Variable Fund's investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies.

Background and Information on the Transaction

The closing of the Transaction is subject to certain conditions. These include satisfaction of customary representations and warranties, satisfaction of certain governmental waiting periods and consents, the absence of any regulatory disqualifications or materially adverse regulatory events and continuation by FEIM of a specified level of revenue at closing. The revenue condition effectively conditions closing on at least the larger funds in the First Eagle fund complex approving the new advisory agreements. Closing is scheduled for the fourth quarter of 2015.

Information about Blackstone and Corsair

Blackstone is one of the world's leading investment firms. Blackstone's asset management businesses include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Blackstone's private equity segment, established in 1987, is a global business with approximately 215 investment professionals managing $92.0 billion of total assets as of June 30, 2015.

Corsair Capital, LLC, which includes a highly regarded global private equity platform, is a leading global investor in the financial services industry. Corsair was founded in 1992 and has invested across a range of geographies and cycles, and in substantially all of the subsectors of the financial services industry including payments, insurance, asset management, depository institutions, and specialty finance in North America, Western Europe, and the Emerging Markets of Asia, Latin America and Central Europe.

Existing Advisory Agreement Background

First Eagle Variable Funds are managed by First Eagle Investment Management, LLC, a subsidiary of ASB Holdings. The Adviser offers a variety of investment management services. In addition to the First Eagle Variable Funds, its clients include corporations, foundations, major retirement plans and high-net-worth individuals. As of June 30, 2015, the Adviser had approximately $99.7 billion under management. The Adviser's address is 1345 Avenue of the Americas, New York, NY 10105.

Matthew McLennan and Kimball Brooker manage First Eagle Overseas Variable Fund. Their professional backgrounds are below.

Matthew McLennan. Mr. McLennan is Head of the First Eagle Global Value Team, manages Global Fund and Overseas Fund with Mr. Brooker, manages U.S. Value Fund with Messrs. Brooker and Lamphier and is the manager of Gold Fund. Mr. McLennan joined the Adviser in September 2008, after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Kimball Brooker. Mr. Brooker manages Global Fund and Overseas Fund with Mr. McLennan and manages U.S. Value Fund with Messrs. McLennan and Lamphier. Mr. Brooker joined the Adviser in January 2009 and is also a member of the First Eagle Global Value analyst team. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Pursuant to an advisory agreement with the Fund, the Adviser is responsible for the management of the Fund's portfolio.

In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Management Fee
First Eagle Overseas Variable Fund	0.75%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund and the Fund reimburses the Adviser for providing these services (including costs related to personnel, overhead and other costs). The reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets.

FEIM and FEIM portfolio managers Messrs. Brooker and McLennan also provide (as a sub-adviser rather than an adviser) investment advisory services to another mutual fund that is not the subject of this Proxy Statement. Appendix E identifies the other mutual fund, net assets for the fund and aggregate advisory fees for the fund.

History of the Advisory Agreement

The Fund originally entered into an advisory agreement with FEIM immediately following that original agreement's approval by the Fund's Shareholders on March 31, 2004. That date was the last time the Shareholders voted on the advisory arrangement with FEIM.

The Board recently approved the Advisory Agreement, in accordance with its annual review process, at a regularly scheduled Board meeting on December 12, 2014.

Fees:

Advisory fees are paid monthly. For the fiscal year ended December 31, 2014, the Fund paid investment advisory fees in the amount of $4,403,316 and reimbursed the Adviser for certain administrative and accounting services in the amount of $55,964.

Parent of FEIM

FEIM is a subsidiary of ASB Holdings. ASB Holdings is a privately-owned holding company organized under the laws of the State of Delaware.

It is located at 1345 Avenue of the Americas, New York, NY 10105. A portion of the interests in FEIM (representing less than 9% of the total outstanding) is indirectly owned by FEIM employees.

Officers and Directors of FEIM

The name of each officer or director of the Fund who is an officer, employee, director, general partner or shareholder of the investment adviser is as follows:

Suzan J. Afifi (Secretary and Vice President of the Trust), John P. Arnhold (President and Trustee of the Trust), Robert Bruno (Senior Vice President of the Trust), Jean-Marie Eveillard (Trustee of the Trust), Michael Luzzatto (Vice President of the Trust), Joseph Malone (Chief Financial Officer of the Trust), Albert Pisano (Chief Compliance Officer of the Trust), Philip Santopadre (Treasurer of the Trust).

The New Advisory Agreement

The terms and conditions of the New Advisory Agreement are substantially similar to the original Agreement. The fees payable to the Adviser under the new Agreement will be identical to the fees payable under the original Agreement.

In addition, the Adviser has assured the Board that it will continue to provide the same level of advisory services to First Eagle Variable Funds under the New Advisory Agreement as it provided under the original Advisory Agreement. No arrangement or understanding was made in connection with the New Advisory Agreement with respect to the composition of the Board of the Trust or the Board of the Adviser or with respect to the selection or appointment of any person to any office with the Trust or the Adviser. Representatives of the Buyer will be represented on the Board of ASB Holdings.

The New Advisory Agreement ("New Advisory Agreement") is Substantially Similar to the Original Advisory Agreement ("Old Advisory Agreement")

Notwithstanding references to the New Advisory Agreement as "new," this agreement is substantially the same as the original Advisory Agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Advisory Agreement. A copy of the form of the New Advisory Agreement is included in this Proxy Statement as an appendix. All material terms of the existing agreement are being carried forward with a number of immaterial updates and corrections. You can refer to the appendix for the complete terms.

There will be no change in the schedule of fees payable to the Adviser for investment advisory services under the New Agreement and the New Advisory Agreement does not change advisory service terms. Both the new agreement and existing arrangement provide that the Adviser will manage the investment and reinvestment of the assets of First Eagle Variable Funds. The New Advisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Fund and does not change the terms as to limitation of liability. In addition, the New Advisory Agreement does not change as to term (initial two-year term, with expected one-year terms after that), choice of law, continuance, and termination.

Board Considerations

Board Considerations for Proposal 1

At a meeting held on August 5, 2015, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement.

In its deliberations, in addition to information provided by the Adviser specifically in connection with its evaluation of the terms and conditions of the New Advisory Agreement, the Board also considered information it had received in December 2014, in connection with the existing advisory arrangement.

In response to a letter from the Independent Trustees requesting information about the Transaction and the New Advisory Agreement and other new arrangements and plans, the Board received materials specifically relating to material terms of the existing advisory arrangement and New Advisory Agreement. These materials, together with materials previously requested and received, included (i) information on the investment performance of the Fund and a selected peer group of other mutual funds and certain institutional client accounts managed by the Adviser, all in relation to appropriate market indices (ii) total fees payable to the Adviser and expenses borne by the Fund, if any, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests.

In addition, the Board received materials relating to the organizational structure and business of the Adviser, including at the August 2015 meeting describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Buyer, was reviewed as well. Representatives of the Buyer attended the August 2015 meeting, and the Board was advised that the Buyer will exercise its oversight of FEIM's business at the level of the parent company board of directors and will not be involved in the day-to-day management of FEIM. The Buyer also advised that no change in investment processes is anticipated as a result of the Transaction.

Prior to approving the New Advisory Agreement, the Independent Trustees met in Executive Session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information about the Fund, the Buyer and the Transaction and reviewed their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fees were fair and reasonable and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to approve the agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided by the Adviser to the Fund and considered that the services were not expected to change in connection with the Transaction. The Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objective, policies and restrictions as set forth in the Fund's Prospectus.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser. The Trustees commented favorably on the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group over the course of the year and noted that it was anticipated that the portfolio managers would not change in connection with the Transaction.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Outperformance for the Fund over the various periods listed below was noted relative to the Fund's benchmark (the Morgan Stanley Capital International (MSCI) EAFE Index), to the performance of peer mutual funds and to Morningstar and Lipper Category averages (all periods ending as of June 30, 2015):

°  Overseas Variable Fund: Outperformed composite, benchmark, and peer group median over the trailing 1- and 10-year periods.

The Trustees commented on performance for the Fund, which was determined to be appropriate given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment view and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for the Fund being within the range of its peer averages/medians. The Trustees also considered the advisory fees charged to institutional clients of the Adviser and received information that there are no similar institutional accounts. While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships, the levels of Rule 12b-1 fees and sales loads retained by the Fund's distributor, and the effects of the administrative service reimbursements paid to the Adviser. The Trustees considered representations that there will not be any unfair burden imposed on the Fund in connection with the Transaction, including that the fee terms would not increase for two years as a result of the Transaction. The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyer were not anticipated to have meaningful service or trading relationships with the Fund.

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Fund's expense ratio increased slightly over the last year as a result of a small decrease in average net assets. The Trustees also considered the effect on expense ratios of Fund asset size and of particular categories of expenses, both currently and relative to prior periods. The Trustees noted the impact on expense ratios of the administrative reimbursements paid to the Adviser, which historically represented approximately one basis point in additional costs to the Fund. The Trustees noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear strong based on the information provided at the meeting. The Trustees also referred to the prospective Securities and Exchange Commission matter involving FEIM. Representatives of FEIM discussed with the Board the litigation and regulatory matters described above in this Proxy Statement (under the heading General Information about First Eagle Variable Funds), including timing and terms of a potential regulatory settlement. The Board was advised by FEIM that FEIM believes the settlement will not impact their ability to provide advisory services to the Fund and the Board accepted their assessment. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund. The Trustees noted the effect of particular categories of expenses, including compensation of portfolio managers, on the Adviser's financial condition. The Trustees reviewed the level of investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Funds by key personnel. The Trustees also considered the financial structure of the Transactions including the level of leverage that would be taken on by the Adviser's parent company.

The Board recommends that Shareholders vote "FOR" approval of the New Advisory Agreement.

Proposal 2:

Currently, the Board of Trustees of the Trust consists of eight members. The Board of Trustees of the Trust have voted to nominate Independent Trustee Lisa Anderson to continue to serve as Trustee of the Trust. Although Ms. Anderson has already been appointed as a Trustee by action of the Board of Trustees in December 2005, she has not yet been considered for such service by the shareholders.

It is intended that the proxies of the Trust will be voted 'FOR' the election of Lisa Anderson. If she is so elected, Ms. Anderson will serve as a Trustee until the election and qualification of her successor or until she sooner dies, resigns or is removed as provided in the Declaration of Trust of the Trust. Since the Trust does not intend to hold annual Shareholder meetings, Trustees may hold office for an indefinite period.

The Board of Trustees of the Trust recommends that Shareholders vote 'FOR' the election of Lisa Anderson to continue to serve as Trustee of the Trust.

Unless otherwise noted, the address of each Trustee (including the nominee), is c/o First Eagle Variable Funds, Inc., 1345 Avenue of the Americas, New York, New York 10105. The term of office for each Trustee is indefinite, such that he or she will serve until the election of any successor or until death, resignation or removal.

Table 2.1

Independent Trustees2

Name, Address and Age	Position(s) Held with the Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the fund Complex[4] Overseen by trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Lisa Anderson (age 65)	Trustee	December 2005 to present	President, American University in Cairo; prior to December 2010, Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	9

Trustee, First Eagle Funds (8 portfolios); Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris

2  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act

3  The term of office of each Independent Trustee is indefinite

4  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

Name, Address and Age	Position(s) Held with the Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the fund Complex[4] Overseen by trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (age 68)	Trustee (Chair)	December 1999 to present	Chair, Hughes Hubbard & Reed LLP	9

Trustee, First Eagle Funds (Chair) (8 portfolios); Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City

Jean D. Hamilton (age 68)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC	9	Trustee, First Eagle Funds (8 portfolios); Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations
James E. Jordan (age 71)	Trustee	December 1999 to present	Private Investor and Independent Consultant	9

Trustee, First Eagle Funds (8 portfolios); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Trustee, World Monuments Fund; Chairman's Council, Conservation International; Prior to July 2013, Director, Leucadia National Corporation

3  The term of office of each Independent Trustee is indefinite

4  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

Name, Address and Age	Position(s) Held with the Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the fund Complex[4] Overseen by trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
William M. Kelly (age 71)	Trustee	December 1999 to present	Private Investor; prior to January 2010, President, Lingold Associates	9

Trustee, First Eagle Funds (8 portfolios); Trustee Emeritus, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium

Paul J. Lawler (age 67)	Trustee	March 2002 to present	Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	9

Trustee, First Eagle Funds (8 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

3  The term of office of each Independent Trustee is indefinite

4  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

Table 2.2

Interested Trustees5

Name, Address and Age	Position(s) Held with the Trust	Term of Office[6] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex[7] Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold (age 62)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC	9

President and Trustee, First Eagle Funds (8 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund

5  Each of Messrs. Arnhold and Eveillard are treated as Interested Trustees because of their professional roles with the Adviser.

6  The term of Office of each Interested Trustee is indefinite.

7  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

Name, Address and Age	Position(s) Held with the Trust	Term of Office[6] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex[7] Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Jean-Marie Eveillard (age 75)	Trustee	June 2008 to present	Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)	9

Trustee, First Eagle Funds (8 portfolios); Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection; prior to December 2011, Director, Fregate- Legris Industries SA

6  The term of Office of each Interested Trustee is indefinite.

7  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

If Proposal 2 is approved by the Shareholders, Lisa Anderson shall be elected and continue to serve without interruption as Trustee on the Board of Trustees of the Trust.

Ms. Anderson has consented to be named in this Proxy Statement and to continue to serve as a Trustee of the Trust, if elected. In case she shall be unable or shall fail to act as a Trustee because of an unexpected occurrence, the proxies may be voted for such other person as shall be determine by the persons acting under the proxies in their discretion.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board's overall composition and diversity of backgrounds and considers each Trustee's individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Nominee:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. Currently serving as President of the American University in Cairo, she was previously Provost of that institution and before that Dean of the Columbia University School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Variable Funds, Dr. Anderson serves on the Board's Nominating and Governance Committee.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described below.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the "lead" Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for specific aspects of the Board's business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of Independent Trustees, such as the Nominating and Governance Committee, and the Audit Committee.

In reaching these judgments, the Trustees considered the Board's working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund's investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Standing Committees of the Board

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm's compensation and performance), oversees the Funds' accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance nonaudit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

3

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees' deferred compensation plan. This sub-committee met one time in the last fiscal year.	2
Valuation Committee	John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly	Monitors the application of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds' securities by FEIM; reviews and approves recommendations by FEIM for changes to the Funds' valuation policies for submission to the Board for its approval; reviews FEIM's quarterly presentations on valuation; oversees the implementation of the Funds' valuation policies by FEIM; and determines whether to approve the fair value recommendations for specific investments pursuant to the Funds' valuation policies.	3

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one, as described above, (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees' deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Fund and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Compensation of the Trustees and Officers

Effective November 1, 2014, those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings") are paid by the Trust and First Eagle Funds an annual fee of $150,000, a fee of $5,000 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust's Board of Trustees, and a fee of $3,500 for each meeting of any Committee of the Board that they attend may be paid. Compensation may be paid for meetings of standing Committees, special Committees, ad hoc Committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a Committee meeting is not paid when the Committee meets on the same day as a full Board meeting. The Trustees also receive an annual fee of $25,000 for serving as the chair of any standing Committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). The Chair of the Board of Trustees receives an additional annual fee of $150,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended December 31, 2014, an aggregate of $11,491 was paid, accrued or owed for Trustees' fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended December 31, 2014. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table

Fiscal Year Ended December 31, 2014

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$1,675	$188,000
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$3,114	$371,000
Jean-Marie Eveillard, Trustee*	$—	$—
Jean D. Hamilton, Trustee	$1,768	$201,500
James E. Jordan, Trustee	$1,396	$183,000
William M. Kelly, Trustee	$1,709	$194,500
Paul J. Lawler, Trustee	$1,733	$226,500

*  Interested Trustee.

**  For this purpose, the Fund complex consists of the First Eagle Overseas Variable Fund and eight portfolios of First Eagle Funds (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund, Fund of America and Absolute Return Fund). As of December 31, 2014, each Trustee served on the board of the Trust and that of each of the First Eagle Funds.

Deferred Compensation

Each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle Fund complex (the funds listed below are the portfolios of First Eagle Funds, a separate Delaware trust with common management to First Eagle Variable Fund). Such amounts grow or decline as if invested in the relevant investment fund, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of December 31, 2014, the value of such deferred compensation, which represents compensation from the fund complex as a whole, was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder	High Yield Fund	Fund of America	Absolute Return Fund*
Lisa Anderson	$396,193	$434,756	$231,129	$61,529	$—	$—	$171,418	$—
Candace K. Beinecke	$1,156,746	$783,686	$524,582	$—	$—	$—	$1,011,262	$—
Jean D. Hamilton	$157,468	$655,343	$283,181	$24,583	$126,829	$151,223	$393,044	$—
William M. Kelly	$300,212	$—	$316,284	$—	$—	$—	$393,089	$—
Paul J. Lawler	$508,487	$158,573	$204,415	$58,066	$43,750	$14,375	$213,619	$—

*  The Fund was not available as an investment option under the plan as of the date of this table.

Ownership of Fund Shares by the Trustees

The following table sets forth information as of December 31, 2014 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. ("Fund complex" has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Ownership of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
Lisa Anderson	A	E
Candace K. Beinecke*	A	E
Jean Hamilton	A	E
James E. Jordan	A	E
William M. Kelly	A	E
Paul J. Lawler	A	E

*  These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Ownership of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
John P. Arnhold	A	E
Jean-Marie Eveillard	A	E

* * *

If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

The Trust does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

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APPENDIX A

Auditors

PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017-6204 serves as the Trust's independent registered public accountant. In this capacity, PwC audits and reports on First Eagle Variable Funds' annual financial statements and financial highlights. PwC reviews First Eagle Variable Funds' federal income, state income, and excise tax returns. PwC's engagement commenced with the Trust's fiscal year ending October 31, 2006. Prior to fiscal year 2006, a different accounting firm served as the independent registered public accounting firm for the Funds.

Audit fees paid by the Trust for professional services rendered by PwC related to the audit of the Trust's annual financial statements or provided in connection with statutory and regulatory engagements, (such as review of financial information included in the Trust's Prospectus and Statement of Information), were $0 for the fiscal year ended December 31, 2014, and such fees paid to PwC for the fiscal year ended December 31, 2013 were $36,558.

Audit-related fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under the heading Audit fees above were $0 for the fiscal year ended December 31, 2014, and such fees paid to PwC for the fiscal year ended December 31, 2013 were $0.

Tax fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $66,128 for the fiscal year ended December 31, 2014, and such fees paid to PwC for the fiscal year ended December 31, 2013 were $48,050.

All other fees paid by the Trust to PwC (i.e., for services other than those described with respect to audit fees, audit-related fees and tax fees above) were $0 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013. (Additionally, during the same two periods, no such fees were paid to PwC by the Adviser or any other affiliated entity providing services to the Trust).

The Trust's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by PwC to the Trust, to the Adviser and, in some cases, to other affiliates of the Trust. For fiscal years 2013 and 2014, no such non-audit service engagements were provided. The Audit Committee has, however, considered

A-1

whether the payment of the various fees outlined above are compatible with maintaining PwC's independence with respect to the Trust.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the Meeting, and therefore will not be making any statements or answering questions at such Meeting.

A-2

APPENDIX B

Security Ownership by Certain Beneficial Owners and
Management of the Trust

As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of beneficial interest of First Eagle Variable Funds.

As of the Record Date, to the knowledge of the Trust, the following shareholders owned 5.00% or more of First Eagle Variable Funds' securities:

Name and Address Held of Record	% of Shares Held of Record
Delaware Life Insurance Company PO Box 9134 Wellesley Hills, MA 02481-9134	87.79%
Jefferson National Life Insurance Company ATTN Separate Accounts 10350 Ormsby Park Pl STE 600 Louisville, KY 40223-6175	5.62%

B-1

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APPENDIX C

FIRST EAGLE VARIABLE FUNDS
(FIRST EAGLE OVERSEAS VARIABLE FUND)
1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement is entered into as of __________, 2015 by and between FIRST EAGLE VARIABLE FUNDS, a Delaware statutory trust (the "Trust") with respect to FIRST EAGLE OVERSEAS VARIABLE FUND (a portfolio of the Trust and referred to herein as the "Fund") and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser").

Whereas, the Investment Advisory Agreement dated March 31, 2004 (as amended, restated, supplemented or otherwise modified (including, without limitation, as amended on December 16, 2010)) by and between the Trust with respect to FIRST EAGLE OVERSEAS VARIABLE FUND and the Adviser, will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of Arnhold and S. Bleichroeder Holdings, Inc., ("ASB Holdings"), parent company of the Adviser;

Whereas, the Trust wishes to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment.

Now, therefore, the parties agree as follows:

1.  DELIVERY OF TRUST DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)  Declaration of Trust of the Trust.

(b)  By-Laws of the Trust as in effect on the date hereof.

(c)  Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser and approving the form of this Agreement.

The Trust will furnish the Adviser from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

2.  ADVISORY SERVICES. The Adviser will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions set forth in the Trust's Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement") and the current prospectus and statement of additional information included therein (the "Prospectus"). The Adviser will recommend what securities shall be purchased for the Fund, what portfolio securities shall be sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to such investment objectives, policies and restrictions and to the provisions of the Trust's Declaration of Trust, By-Laws and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as each of the same shall be from time to time in effect. The Adviser shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Trust.

3.  ALLOCATION OF CHARGES AND EXPENSES. The Adviser will pay the compensation and expenses of all officers of the Trust and will furnish, without expense to the Trust, the services of such of its officers and employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will pay the Trust's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust's general ledger and securities cost ledger or for daily pricing of the Trust's securities, but that it does obligate the Adviser, without expense to the Trust, to oversee the provision of such services by the Trust's agent.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers' commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust's shares; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust's assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

4.  COMPENSATION OF THE ADVISER. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, the Adviser will receive a monthly fee after the last day of each month, in accordance with Schedule A, attached hereto.

If this Agreement is terminated with respect to the Fund as of any day not the last day of a month, the Fund's fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective for less than the whole of any month, such fee shall be based on the average daily value of the net assets of the Fund in the part of the month for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such month. The average daily value of the net assets of the Fund shall in all cases be based only on business days for the period or month and shall be computed in accordance with applicable provisions of the Declaration of Trust of the Trust.

5.  PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of its affiliates) as the Adviser shall deem appropriate in order to carry out the Trust's brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Trustees of the Trust may require from time to time. The Adviser acknowledges that it will comply with all applicable provisions of the 1940 Act, Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with the Adviser, the Adviser shall comply with all applicable provisions of the 1940 Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act and the rules and regulations thereunder.

Nothing herein shall prohibit the Board of Trustees of the Trust from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6.  SERVICES TO OTHER ACCOUNTS. The Trust understands that the Adviser and its affiliates now act, will continue to act, and may in the future act as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser and its affiliates so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser (the "Managed Accounts") are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, the Adviser may place orders for a Fund and each Managed Account simultaneously, and if all such orders are not filled at the same price, the Adviser may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, the Adviser may allocate the traded securities between the Fund and the Managed Accounts in a manner the Adviser considers appropriate, taking into account the size of the order placed for the Fund and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Fund and each such Managed Account, as well as any other factors the Adviser deem relevant. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Trust in connection with the performance of its duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the Adviser's right or the right of any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.  AVOIDANCE OF INCONSISTENT POSITION. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal.

8.  LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

9.  USE OF NAME. If the Adviser ceases to act as the Trust's investment adviser, or, in any event, if the Adviser so requests in writing, the Trust agrees to take all necessary action to change the name of the Trust and the Fund to a name not including the term "First Eagle". The Adviser may from time to time make available without charge to the Trust for its use such marks or symbols not owned by the Adviser, including the logo or marks or symbols containing the term "First Eagle" or any variation thereof, as the Adviser may consider appropriate. Any such marks or symbols so made available will remain the Adviser's property and the Adviser shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

10.  DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force for an initial two-year term, and from year to year with respect to the Fund, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust with respect to the Fund or by vote of a majority of the outstanding voting securities of the Fund. In addition, the Trust may not renew or perform this Agreement unless the terms thereof and any renewal thereof have been approved with respect to the Fund by the vote of a majority of Trustees of the Trust who are not interested persons of the Adviser or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on 60 days' written notice, be terminated with respect to the Fund at any time without the payment of any penalty, by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph, the definitions contained in Section 2(a) of the 1940 Act, as amended, and any Rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

11.  AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the "party" against which enforcement of the change, waiver, discharge or termination is sought.

12.  NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to the Adviser or to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

13.  GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

14.  CAPTIONS; COUNTERPARTS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

FIRST EAGLE VARIABLE FUNDS

By:
Name:
Title:

The foregoing Agreement is hereby accepted.

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

FIRST EAGLE VARIABLE FUNDS

Pursuant to Section 4 of the investment advisory agreement between the First Eagle Variable Funds and First Eagle Investment Management, LLC ("FEIM"), the parties agree that FEIM shall be paid on a monthly basis an investment advisory fee at the annual rate for the Fund as set forth below:

First Eagle Overseas Variable 0.75 of 1% of the average daily Fund: value of the First Eagle Overseas Fund's net assets

IN WITNESS WHEREOF, the undersigned have approved this schedule effective as of the __ day of _______, 2015.

FIRST EAGLE VARIABLE FUNDS

By:
Name:
Title:

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

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APPENDIX D

Name, address and principal occupation of the principal executive officers and each director of the Adviser

Principal Executive Officers and each Director of the Adviser

Name	Address	Principal Occupation
John P. Arnhold (Chairman, Chief Investment Officer and Director)	1345 Avenue of the Americas, New York, New York, 10105

Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, FEF Distributors, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund, Limited; prior to September, 2011, Director, Quantum Endowment Fund

Michael M. Kellen (Vice Chairman)	1345 Avenue of the Americas, New York, New York, 10105	Co-President and Co-CEO, Arnhold and S. Bleichroeder Holdings, Inc.; Director, FEF Distributors, LLC; Managing Member, New Eagle Holdings Management Company, LLC

D-1

Name	Address	Principal Occupation
Bridget A. Macaskill (President, Chief Executive Officer and Director)	1345 Avenue of the Americas, New York, New York, 10105

Director, Arnhold and S. Bleichroeder Holdings, Inc.; CREF Trustee, TIAA-CREF; Director, Jupiter Fund Management PLC; Director, Close Brothers Group; Trustee, Prep for Prep; Trustee, North Shore Alliance; Prior to 2013, Board Member, Prudential plc; Prior to 2010, Independent Consultant appointed under the terms of the Merrill Lynch Global Research settlement, and Principal and Founder, BAM Consulting, LLC

Mark D. Goldstein (General Counsel and Senior Vice President)	1345 Avenue of the Americas, New York, New York, 10105

General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Director, First Eagle Amundi, SICAV; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC; prior to July 1, 2015, CCO of First Eagle Funds and First Eagle Variable Funds

Robert Bruno (Senior Vice President)	1345 Avenue of the Americas, New York, New York, 10105	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds
Lynn Perkins (Chief Financial Officer)	1345 Avenue of the Americas, New York, New York, 10105	Prior to February 2013, Managing Director and Global Chief Operating Officer, Credit Suisse Asset Management, Distribution
Albert Pisano (Chief Compliance Officer, Senior Vice President)	1345 Avenue of the Americas, New York, New York, 10105

As of July 1, 2015, CCO of First Eagle Funds and First Eagle Variable Funds; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC.

D-2

APPENDIX E

OTHER MUTUAL FUND ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT

The following table lists certain information regarding a mutual fund for which FEIM and FEIM portfolio managers Kimball Brooker and Matthew McLennan provide investment advisory services other than the Fund that is the subject of this Proxy Statement. The other fund's investment objective is different from the Fund (and, among other differences, it follows a "multi-manager" strategy based on the services of multiple sub-advisers). Information given is as of the last fiscal year of the other fund.

	Net Assets ($)		Advisory Fee Rate (as a percentage of average daily net assets) (%)	Amount of Advisory Fee Waived and/or Reimbursed by the Adviser
Mercer Global Low Volatility Equity Fund	$819,051,936	*	**	**

*  $819,051,936* represents the other fund's net assets. The portion of that amount allocated to the Adviser is confidential.

**  The aggregate advisory fee rate paid to the other fund's investment adviser is 75 b.p. As permitted by an exemptive order granted to this fund, the advisory fee rate paid to individual subadvisers is not publicly disclosed by the fund.

E-1

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! INSURANCE COMPANY SHAREHOLDER REGISTRATION FIELD	VOTING INFORMATION FORM

First Eagle Overseas Variable Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 2015

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of First Eagle Variable Funds, a trust with one portfolio named “First Eagle Overseas Variable Fund”, to be held at to be held at 3:00 p.m., Eastern time, on Tuesday, October 20, 2015, at the JW Marriott Essex House, 160 Central Park South, New York, NY 10019, and at any adjournment(s) or postponement(s) thereof. The Separate Account/Qualified Plan will vote shares attributable to your policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated on the returned proxy card, the Separate Account/Qualified Plan will vote shares attributable to your policy/account “FOR” the proposals described on the reverse side (the “Proposal”). With respect to those shares for which no proxies have been received by the Separate Account/Qualified Plan on or before October 20, 2015, the Separate Account/Qualified Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated September 4, 2015, and revokes any proxy heretofore given with respect to such Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 434-3719. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders

The proxy statement for this meeting is available at:

www.proxyonline.com/docs/firsteagle2015VA.pdf

First Eagle Overseas Variable Fund Ballot

First Eagle Overseas Variable Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Note: Please sign exactly as name(s) appear above. If shares are held in the name of joint owners each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

VOTING INFORMATION FORM

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

By signing and dating above, you instruct the Separate Account/Qualified Plan to vote shares of the Portfolio attributable to your policy/account at the Special Meeting and all adjournments thereof. In order to be counted, your vote must be received by October 20, 2015. When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSALS:	FOR	AGAINST	ABSTAIN

1.      To seek shareholder approval of the “new” advisory agreement for the Fund that will continue the existing advisory arrangement with First Eagle Investment Management, LLC (“FEIM”) subsequent to the prospective change of ownership of the parent company of FEIM, Arnhold and S. Bleichroeder Holdings, Inc.

2. To seek election of a member of the Board of Trustees of the Trust.	FOR	WITHHOLD

1. Lisa Anderson

THANK YOU FOR VOTING

First Eagle Overseas Variable Fund Ballot